[logo] M F S(R)
INVESTMENT MANAGEMENT
75 YEARS                                                      ANNUAL REPORT
WE INVENTED THE MUTUAL FUND(R)                                DECEMBER 31, 1998

[graphic omitted]

A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

MFS(R) MONEY
MARKET SERIES

MFS(R) MONEY MARKET SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

TRUSTEES                              INVESTMENT ADVISER
Jeffrey L. Shames*                    Massachusetts Financial Services Company
Chairman, Chief Executive             500 Boylston Street
Officer, and Director, MFS            Boston, MA 02116-3741
Investment Management(R)
                                      DISTRIBUTOR
Nelson J. Darling, Jr.                MFS Fund Distributors, Inc.
Professional Trustee                  500 Boylston Street
                                      Boston, MA 02116-3741
William R. Gutow
Vice Chairman,                        SHAREHOLDER SERVICE CENTER
Capitol Entertainment                 MFS Service Center, Inc.
Management Company;                   P.O. Box 2281
Real Estate Consultant                Boston, MA 02107-9906

PORTFOLIO MANAGER                     For additional information,
Jean O. Alessandro*                   contact your financial adviser.

CHAIRMAN AND PRESIDENT                CUSTODIAN
Jeffrey L. Shames*                    State Street Bank and Trust Company

TREASURER                             AUDITORS
W. Thomas London*                     Deloitte & Touche LLP

ASSISTANT TREASURERS                  WORLD WIDE WEB
Mark E. Bradley*                      www.mfs.com
Ellen Moynihan*
James O. Yost*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick

*Affiliated with the Investment Adviser

-------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE               NO BANK GUARANTEE
-------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Contract Owners:
In 1999, MFS celebrates its 75th anniversary. The nation's first mutual fund -- our Massachusetts Investors Trust (MIT) -- was introduced to the public on March 21, 1924. Since then, MFS Investment Management(R), the company that grew out of that original fund, has helped guide shareholders through many economic and investment cycles, primarily by focusing on the long-term opportunities created by an expanding global economy. As of December 31, 1998, MFS manages nearly $100 billion, and the firm's 2,000 people serve almost four million investors and their financial advisers worldwide.

One of the elements in the success of MIT did not exist before our founders invented it in 1924. That is daily redemption. This innovation meant that if you wanted to sell your investment in any MFS mutual fund, you would have the security of knowing that you could do so immediately by exchanging into another MFS fund. Or, if you needed your money for other purposes, it could quickly be wired or mailed to you. This daily redemption feature, through which new shares were created when people invested in MIT and were redeemed when people sold, brought another important change to the industry. Now, the price of a mutual fund's shares wasn't determined by supply and demand, but by the value of the securities owned by the fund.

Another factor in our growth was the development of one of the industry's first in-house research departments in 1932. Unlike companies that rely on Wall Street research reports, which can be used by many investors at the same time, MIT's managers built its long-term track record by visiting companies, talking to managers and competitors, and "kicking the tires" so they could judge the quality and potential of each company's products and services for themselves. Today, MFS has more than 100 full-time portfolio managers, stock analysts, and credit analysts who track the equity and bond markets. That number includes over 35 equity analysts who specialize in industries such as aviation, media, technology, automobiles, and utilities.

While MIT introduced the daily redemption feature, that was not our only invention. We also established the nation's first global bond fund, first high-yield municipal bond fund, and first high-yield municipal closed-end bond fund.

We are proud of the record of MIT and of the funds in the MFS Family of Funds, but we are also proud of our long-standing relationship with financial advisers. Not only do we believe investors can benefit from the advice of these experts but, as was shown during the market volatility of 1998, people who work with financial advisers are less likely to abandon their carefully designed, long-term investment strategies.

If there is a common thread running through these milestones, it is our always-increasing commitment to providing you with the best possible investment management and shareholder service, just as we have done for the past 75 years.

As we celebrate this anniversary, it is also a time for MFS to look ahead and build on our 75 years of innovation and experience to help meet your investment needs in the next century. We appreciate your confidence and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management

    January 15, 1999

MANAGEMENT REVIEW AND OUTLOOK

Dear Contract Owners:
The Series seeks as high a level of current income as is considered consistent with the preservation of capital and liquidity by investing in short-term money market securities issued or guaranteed by the U.S. Treasury, its agencies, or instrumentalities of the U.S. government, as well as in the highest quality-corporate and bank issues, in order to minimize credit risk. As of December 31, 1998, the portfolio had assets of $11.4 million, and the Series' average maturity was 40 days.

We expect lower short-term interest rates over the next several months.

Investments in the fund are neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

/s/ Jean O. Alessandro

    Jean O. Alessandro
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

PORTFOLIO MANAGER'S PROFILE

Jean O. Alessandro is Assistant Vice President of MFS Investment Management(R) and portfolio manager of MFS(R) Cash Reserve Fund, MFS(R) Government Money Market Fund, MFS(R) Money Market Fund, MFS(R) Meridian(SM) Money Market Fund, the Money Market Series offered through MFS(R)/Sun Life annuity products, and the MFS(R) Money Market Series (part of MFS(R) Variable Insurance Trust(SM)).

Ms. Alessandro joined MFS in 1986 as a fixed-income trading assistant. From 1986 to 1990, she was a money market trader and, from 1990 to 1993, a senior money market specialist. She was named Investment Officer in 1993 and Assistant Vice President in 1999. Ms. Alessandro earned a bachelor's degree from the University of Connecticut.

This report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial adviser, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

OBJECTIVE AND POLICIES

The Series seeks as high a level of current income as is considered consistent with the preservation of capital and liquidity.

Commencement of investment operations:  January 3, 1995

Size:  $11.6 million net assets as of December 31, 1998

PORTFOLIO OF INVESTMENTS - December 31, 1998

Commercial Paper - 2.9%
------------------------------------------------------------------------------------------------------
                                                                PRINCIPAL AMOUNT
ISSUER                                                             (000 OMITTED)                 VALUE
------------------------------------------------------------------------------------------------------
    BankAmerica Corp., due 1/20/99                                        $  200           $   199,443
    General Electric Capital Corp., due 1/04/99                              140               139,941
------------------------------------------------------------------------------------------------------
Total Commercial Paper, at amortized cost and value                                        $   339,384
------------------------------------------------------------------------------------------------------
U.S. Government and Agency Obligations - 95.3%
------------------------------------------------------------------------------------------------------
    Federal Agricultural Mortgage Corp., due 1/04/99 - 3/12/99            $2,466           $ 2,458,888
    Federal Farm Credit Bank, due 1/22/99 - 4/08/99                        1,805             1,790,183
    Federal Home Loan Bank, due 1/04/99 - 1/13/99                          1,620             1,618,051
    Federal Home Loan Mortgage Corp., due 1/07/99 - 3/05/99                2,593             2,578,409
    Federal National Mortgage Assn., due 1/08/99 - 5/06/99                 2,600             2,578,187
------------------------------------------------------------------------------------------------------
Total U.S. Government and Agency Obligations, at amortized cost and value                  $11,023,718
------------------------------------------------------------------------------------------------------
Total Investments, at amortized cost and value                                             $11,363,102

Other Assets, Less Liabilities - 1.8%                                                          205,530
------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                        $11,568,632
------------------------------------------------------------------------------------------------------

See notes to financial statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
------------------------------------------------------------------------------
DECEMBER 31, 1998
------------------------------------------------------------------------------
Assets:
  Investments, at amortized cost and value                       $11,363,102
  Cash                                                                 3,517
  Receivable for Series shares sold                                  210,843
  Deferred organization expenses                                       1,862
  Other assets                                                            57
                                                                 -----------
      Total assets                                               $11,579,381
                                                                 -----------
Liabilities:
  Payable for Series shares reacquired                           $     9,100
  Payable to affiliate for management fee                                186
  Accrued expenses and other liabilities                               1,463
                                                                 -----------
      Total liabilities                                          $    10,749
                                                                 -----------
Net assets (represented by paid-in capital)                      $11,568,632
                                                                 ===========
Shares of beneficial interest outstanding                         11,568,632
                                                                 ===========

Net asset value per share
  (net assets / shares of beneficial interest outstanding)         $1.00
                                                                   =====
See notes to financial statements

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 1998
-------------------------------------------------------------------------------
Net investment income:
  Interest income                                                      $484,563
                                                                       --------

  Expenses -
    Management fee                                                     $ 45,200
    Trustees' compensation                                                1,971
    Shareholder servicing agent fee                                       3,162
    Administrative fee                                                    1,057
    Custodian fee                                                         7,645
    Printing                                                              9,116
    Auditing fees                                                        13,050
    Legal fees                                                            1,552
    Amortization of organization expenses                                 1,836
    Miscellaneous                                                         2,417
                                                                       --------
      Total expenses                                                   $ 87,006
    Fees paid indirectly                                                 (1,943)
    Reduction of expenses by investment adviser                         (30,822)
                                                                       --------
      Net expenses                                                     $ 54,241
                                                                       --------
        Net investment income                                          $430,322
                                                                       ========

See notes to financial statements

Statement of Changes in Net Assets
-----------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                                             1998              1997
-----------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                           $   430,322       $   260,099
  Net realized loss on investments                                     --                   (24)
                                                                  -----------       -----------
    Increase in net assets from operations                        $   430,322       $   260,075
                                                                  -----------       -----------
Distributions declared to shareholders from net investment
  income                                                          $  (430,322)      $  (260,075)
                                                                  -----------       -----------
Series share (principal) transactions at net assets value of
  $1.00 per share -
  Net proceeds from sale of shares                                $13,129,805       $15,357,398
  Net asset value of shares issued to shareholders in
    reinvestment of distributions                                     430,497           230,346
  Cost of shares reacquired                                       (10,747,102)       (7,464,930)
                                                                  -----------       -----------
    Total increase in net assets                                  $ 2,813,200       $ 8,122,814
Net assets:
  At beginning of period                                            8,755,432           632,618
                                                                  -----------       -----------
  At end of period                                                $11,568,632       $ 8,755,432
                                                                  ===========       ===========

See notes to financial statements


Financial Highlights
----------------------------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                                     1998             1997               1996             1995*
----------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                    $  1.00          $  1.00            $  1.00           $  1.00
                                                         -------          -------            -------           -------
Income from investment operations# -
  Net investment income(S)                               $  0.05          $  0.05            $  0.04           $  0.04
                                                         -------          -------            -------           -------
Less distributions declared to shareholders from
  net investment income                                  $ (0.05)         $ (0.05)           $ (0.04)          $ (0.04)
                                                         -------          -------            -------           -------
Net asset value - end of period                          $  1.00          $  1.00            $  1.00           $  1.00
                                                         =======          =======            =======           =======
Total return                                               4.91%            4.91%              4.55%             4.37%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                               0.62%            0.61%              0.63%             0.63%+
  Net investment income                                    4.76%            4.91%              4.53%             4.54%+
Net assets at end of period (000 omitted)                $11,569           $8,755               $633              $180

  * For the period from the commencement of the Series' investment operations, January 3, 1995, through December 31, 1995.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Series has an expense offset arrangement which reduces the Series' custodian fee based upon the amount of cash maintained by the Series with its custodian and dividend disbursing agent. The Series' expenses are calculated without reduction for this expense offset arrangement.
(S) Subject to reimbursement by the Series, the investment adviser agreed to maintain expenses of the Series, exclusive of management fees, at not more than 0.10% of average daily net assets. To the extent actual expenses were over/under this limitation, the net investment income (loss) per share and the ratios would have been:

    Net investment income (loss)                         $  0.05          $  0.04           $  (0.21)         $  (0.14)
    Ratios (to average net assets):
     Expenses##                                            0.96%            1.36%             27.74%            21.54%+
     Net investment income (loss)                          4.42%            4.16%           (22.58)%          (16.37)%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Money Market Series (the Series) is a diversified series of MFS(R) Variable Insurance Trust(SM) (the Trust) which is composed of the following 13 series MFS(R) Bond Series, MFS(R) Emerging Growth Series, MFS(R)/Foreign & Colonial Emerging Markets Equity Series, MFS(R) World Governments Series, MFS(R) Growth with Income Series, MFS(R) High Income Series, MFS(R) Limited Maturity Series, MFS(R) Money Market Series, MFS(R) Research Series, MFS(R) New Discovery Series, MFS(R) Total Return Series, MFS(R) Utilities Series, and MFS(R) Value Series. The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The shareholders of each Series of the Trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of December 31, 1998, there were 8 shareholders in the Series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Money market instruments are valued at amortized cost, which the Trustees have determined in good faith approximates market value. The Trust's use of amortized cost is subject to the Trust's compliance with certain conditions as specified under Rule 2a-7 of the Investment Company Act of 1940.

Deferred Organization Expenses - Costs incurred by the Series in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Series operations.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations.

Fees Paid Indirectly - The Series' custody fee is calculated as a percentage of the Series' month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Series. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Series files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Series' tax return.

Distributions to shareholders are recorded on the ex-dividend date. The Series distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains.

At December 31, 1998, the Series, for federal income tax purposes, had a capital loss carryforward of $45 which may be applied against any net taxable gains in each succeeding year until the earlier of utilization or expiration on December 31, 2005, ($24) and December 31, 2006 ($21).

(3) Transactions with Affiliates
Investment Adviser - The Series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.50% of the Fund's average daily net assets. The Series has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the Series' operating expenses, exclusive of management fees. The Series in turn will pay MFS an expense reimbursement fee not greater than 0.10% of average daily net assets. To the extent that the expense reimbursement fee exceeds the Series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. At December 31, 1998, the aggregate unreimbursed expenses owed to MFS by the Series amounted to $142,677.

The Series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Series, all of whom receive remuneration for their services to the Series from MFS. Certain officers and Trustees of the Series are officers or directors of MFS, and MFS Service Center, Inc. (MFSC).

Administrator - The Series has an administrative services agreement with MFS to provide the Series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Series pays MFS an administrative fee at the following annual percentages of the Series' average daily net assets:

                First $1 billion                       0.0150%
                Next $1 billion                        0.0125%
                Next $1 billion                        0.0100%
                In excess of $3 billion                0.0000%

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Series' average daily net assets at an effective annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of money market investments, exclusive of securities subject to repurchase agreements, consisted solely of U.S. government securities and aggregated $96,088,051 and $93,952,984, respectively.

(5) Shares of Beneficial Interest
The Series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value, $1.00 per share).

(6) Line of Credit
The Series and other affiliated funds participate in an $805 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Series shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Series for the period ended December 31, 1998, was $56.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Variable Insurance Trust and Shareholders of MFS Money Market Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Money Market Series (the Series) (one of the series constituting MFS Variable Insurance Series) as of December 31, 1998, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended December 31, 1998 and 1997, and the financial highlights for each of the years in the four year period ended December 31, 1998. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 1998 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Money Market Series at December 31, 1998, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 4, 1999

(C)1999 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741
                                                                 VMM-2 2/99 500